FILED PURSUANT TO RULE 497(e)

REGISTRATION NO. 333-141093

GABELLI ESG FUND, INC. (the “Fund”)

Supplement dated February 21, 2023, to the Fund’s Summary and Statutory Prospectus for Class AAA Shares, Class A Shares, and Class I Shares, dated July 29, 2022

Effective February 21, 2023, the Fund’s Average Annual Total Returns Table is replaced in its entirety with the following:

Average Annual Total Returns (for the years ended December 31, 2021, with maximum sales charge, if applicable)	Past One Year	Past Five Years	Past Ten Years
Gabelli ESG Fund, Inc.
Class AAA Shares
Return Before Taxes	22.00%	10.68%	10.62%
Return After Taxes on Distributions	18.27%	8.24%	9.25%
Return After Taxes on Distributions and Sale of Fund Shares	15.49%	8.04%	8.53%
Class A Shares
Return Before Taxes	15.01%	9.37%	9.97%
Class I Shares
Return Before Taxes	22.03%	10.83%	10.85%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	28.71%	18.47%	16.55%

Please retain this Supplement for future reference.